                                                                      EXHIBIT 24






                               POWER OF ATTORNEY

     I, Lawrence A. Bossidy, Chairman and Chief Executive Officer and a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                                        LAWRENCE A. BOSSIDY
                                                  ______________________________
                                                        Lawrence A. Bossidy


Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, Hans W. Becherer, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                                         HANS W. BECHERER
                                                  ______________________________
                                                         Hans W. Becherer





Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, Eugene E. Covert, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                                          EUGENE E. COVERT
                                                  ______________________________
                                                          Eugene E. Covert






Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, Ann M. Fudge, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                                          ANN M. FUDGE
                                                  ______________________________
                                                          Ann M. Fudge






Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, William R. Haselton, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                                       WILLIAM R. HASELTON
                                                  ______________________________
                                                       William R. Haselton






Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, Paul X. Kelley, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                                          PAUL X. KELLEY
                                                  ______________________________
                                                          Paul X. Kelley







Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, Robert P. Luciano, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                                         ROBERT P. LUCIANO
                                                  ______________________________
                                                         Robert P. Luciano






Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, Russell E. Palmer, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                                        RUSSELL E. PALMER
                                                  ______________________________
                                                        Russell E. Palmer






Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, Ivan G. Seidenberg, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                                        IVAN G. SEIDENBERG
                                                  ______________________________
                                                        Ivan G. Seidenberg







Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, Andrew C. Sigler, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                                         ANDREW C. SIGLER
                                                  ______________________________
                                                         Andrew C. Sigler

Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, John R. Stafford, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                                         JOHN R. STAFFORD
                                                  ______________________________
                                                         John R. Stafford

Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, Thomas P. Stafford, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                                        THOMAS P. STAFFORD
                                                  ______________________________
                                                        Thomas P. Stafford

Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, Delbert C. Staley, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                                        DELBERT C. STALEY
                                                  ______________________________
                                                        Delbert C. Staley

Dated: February 3, 1995

                               POWER OF ATTORNEY

     I, Robert C. Winters, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, G. Peter D'Aloia and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities and Exchange Act of 1934 for the year ended December 31, 1994,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                                        ROBERT C. WINTERS
                                                  ______________________________
                                                        Robert C. Winters

Dated: February 3, 1995